UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

Northumberland Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification Number)
of incorporation)

701 N. Green Valley Pkwy, #200-258, Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 335-0356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 14, 2012, the Company purchased a 35 percent gross working interest and a 28 percent net revenue interest in two unproved oil and gas leases and one Salt water Disposal well in Stafford County, Kansas for $97,900.

On May 16, 2012, the Company purchased a 12.5 percent gross working interest and a 10 percent net revenue interest in an unproved oil and gas leases and one Salt water Disposal well in Butler County, Kansas for $62,000.

On June 4, 2012, the Company purchased a 15 percent gross working interest and a 12.7 percent net revenue interest in an unproved oil and gas leases in Cowley County, Kansas for $100,000.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 13, 2012

Northumberland Resources, Inc.

By:	/s/ FortunatoVillamagna
Fortunato Villamagna, President

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